EXHIBIT 4.3



                   Certificate of Trust of FCNB Capital Trust

                              CERTIFICATE OF TRUST

                                       OF

                               FCNB CAPITAL TRUST



         THIS CERTIFICATE OF TRUST OF FCNB CAPITAL TRUST (the "Trust"), dated as of May 6, 1998 is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, A. Patrick Linton, Mark A. Severson and William R. Talley, Jr., each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).



         1. NAME. The name of the business trust formed hereby is FCNB CAPITAL TRUST.



         2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890- 0001,
                  Attention: Corporate Trust Administration.



         3. EFFECTIVE DATE. This Certificate of Trust shall be effective on May 8, 1998.



         IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, has executed this Certificate of Trust as of the date first above written.



                                          WILMINGTON TRUST COMPANY, as trustee



                                 By:       /s/ W. Chris Sponenberg
                                          ----------------------------------
                                 Name:    W. Chris Sponenberg
                                          ----------------------------------
                                 Title:
                                          ----------------------------------


                                          /s/ A. Patrick Linton
                                          ----------------------------------
                                          A. Patrick Linton, as Trustee



                                          /s/ Mark A. Severson
                                          ----------------------------------
                                          Mark A. Severson, as Trustee



                                          /s/ William R. Talley, Jr.
                                          ----------------------------------
                                          William R. Talley, Jr., as Trustee